DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
Money market yields declined during the last quarter of 1998 as the Federal Reserve lowered the Federal Funds rate on three separate occasions between September and December. The targeted overnight money market interest rate closed the year at 4.75% compared with 5.50% three months earlier. While Lexington Money Market Trust returned 4.64%* for 1998 and 4.68% for 1997, the average money market fund's yield fell from 4.90% in 1997 to 4.86% in 1998.

The second half of 1998 proved to be a difficult and challenging investment environment. The need to insure safety and liquidity were key to the various Federal Reserve easings. While the Federal Reserve's actions had an impact on the very short end of the money market yield curve, there was virtually no effect on the yield of longer money market securities. We do not anticipate further Federal Reserve rate cuts in the early part of 1999. The stand pat policy was demonstrated by the lack of action at the December 1998 Federal Open Market Committee meeting and indicates that the Fed is on hold for now. Moreover, barring a slowdown to below 2% growth, the Federal Reserve seems inclined to remain on the sidelines well into 1999. Some even expect the Fed to raise rates in the second half of the year if the domestic economy continues to expand quite rapidly.

The consumer will continue to be the main engine of growth for the domestic economy. Consumer confidence regained some lost ground during the fourth quarter. The confident consumer will keep spending as long as the labor markets remain strong and the stock market continues its impressive performance. Additionally, many consumers recently refinanced their mortgages as lower rates became available. A mortgage refinance is akin to a tax cut and, as such, puts more money in the hands of the consumer.

On December 31, 1998, the average maturity of the Trust was 19 days compared with 57 days for the typical money market fund. Since we do not anticipate a change in the Federal Funds rate in the near future, we will continue to invest daily maturities in shorter dated higher yielding securities. The Trust's portfolio consists of 92% high-grade commercial paper supplemented by floating rate demand notes.

We would like to thank our shareholders for their continued support and appreciate your continued participation as a shareholder in the Trust.



Sincerely,



/s/ DENIS P. JAMISON     /S/ROSEANN G. MCCARTHY        /S/ ROBERT M. DEMICHELE
--------------------     ----------------------        -----------------------
Denis P. Jamison         Roseann G. McCarthy           Robert M. DeMichele
Portfolio Manager        Portfolio Manager             President
February, 1999           February, 1999                February, 1999


* The average annual yield for the seven day period ended December 31, 1998 was 4.34%. Shares of the Trust are not insured or guaranteed by the U.S. Government and there can be no assurance that the Trust will be able to maintain a stable net asset value of $1.00 per share.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


                                                                                      YIELD TO
                                                                                      MATURITY
   PRINCIPAL                                                            MATURITY     ON DATE OF          VALUE
    AMOUNT                             SECURITY                           DATE        PURCHASE          (NOTE 1)
==============   ===================================================   ==========   ============      =============
                 COMMERCIAL PAPER: 90.7%
 $ 3,900,000     American Express Company ..........................   01/14/99        5.22%           $ 3,892,803
   4,000,000     American General Finance Corporation ..............   01/27/99        5.22              3,985,324
   2,500,000     American Honda Finance Corporation ................   01/29/99        5.22              2,490,142
   1,500,000     American Honda Finance Corporation ................   01/12/99        5.23              1,497,663
     800,000     Bell Atlantic Network Funding, Inc. ...............   01/20/99        5.46                797,741
   3,500,000     Bemis Company, Inc. ...............................   01/20/99        5.32              3,490,358
   2,800,000     Block Financial Corporation .......................   01/22/99        5.45              2,791,311
   1,000,000     Block Financial Corporation .......................   01/08/99        5.22                999,008
   1,000,000     Central Illinois Light Company ....................   02/03/99        5.61                994,958
   1,465,000     Central Illinois Light Company ....................   01/19/99        5.41              1,461,118
     420,000     Central Illinois Light Company ....................   01/14/99        5.41                419,196
   4,200,000     Chrysler Financial Company ........................   02/11/99        5.39              4,174,935
   4,000,000     CSC Enterprises ...................................   02/02/99        5.39              3,981,333
   4,200,000     Deere and Company .................................   01/15/99        5.42              4,191,343
   1,000,000     Duke Capital Corporation ..........................   01/04/99        6.34                999,479
   2,400,000     Ford Motor Credit Company .........................   01/11/99        5.43              2,396,460
   1,100,000     Ford Motor Credit Company .........................   01/05/99        5.47              1,099,344
   1,100,000     General Electric Capital Corporation ..............   02/10/99        5.37              1,093,608
   1,000,000     General Electric Capital Corporation ..............   02/04/99        5.39                995,042
     300,000     General Electric Capital Corporation ..............   01/11/99        5.41                299,558
   1,500,000     General Motors Acceptance Corporation .............   01/27/99        5.20              1,494,518
   2,000,000     General Motors Acceptance Corporation .............   01/20/99        5.27              1,994,564
   4,000,000     IBM Corporation ...................................   01/19/99        5.36              3,989,500
   4,000,000     Knight-Ridder, Inc. ...............................   01/13/99        5.61              3,992,667
   4,000,000     Merrill Lynch and Company, Inc. ...................   01/28/99        5.24              3,984,700
     254,000     Merrill Lynch and Company, Inc. ...................   01/15/99        5.22                253,497
   4,300,000     Prudential Funding Corporation ....................   01/26/99        5.19              4,284,920
   1,310,000     Procter and Gamble Company ........................   01/22/99        5.13              1,306,164
   3,000,000     Progress Capital Holdings, Inc. ...................   01/13/99        5.31              2,994,800
   1,000,000     Progress Capital Holdings, Inc. ...................   01/13/99        5.30                998,270
   1,400,000     Sears Roebuck Acceptance Corporation ..............   01/25/99        5.20              1,395,277
   1,300,000     Sears Roebuck Acceptance Corporation ..............   01/11/99        5.43              1,298,086
   3,000,000     USAA Capital Corporation ..........................   01/21/99        5.37              2,991,250
     400,000     USAA Capital Corporation ..........................   01/21/99        5.32                398,844
   3,200,000     Volkswagen of America, Inc. .......................   01/04/99        5.33              3,198,600
   2,700,000     Xerox Credit Corporation ..........................   01/12/99        5.36              2,695,669
                                                                                                       -----------
                 TOTAL COMMERCIAL PAPER (cost $79,322,050)..........                                    79,322,050
                                                                                                       -----------

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


                                                                                          YIELD TO
                                                                                          MATURITY
   PRINCIPAL                                                                MATURITY     ON DATE OF        VALUE
    AMOUNT                               SECURITY                             DATE        PURCHASE        (NOTE 1)
==============   =======================================================   ==========   ============   =============
                 ADJUSTABLE RATE NOTE: 8.2%
 $ 3,200,000     Community Health System, Inc. Series A
                  First Union National Bank* ...........................   10/01/03     6.05%           $ 3,200,000
   4,000,000     Virginia State Housing Development Authority
                  Series C* ............................................   01/01/47     6.00              4,000,000
                                                                                                        -----------
                 TOTAL ADJUSTABLE RATE NOTE (cost $7,200,000)...........                                  7,200,000
                                                                                                        -----------
                 TOTAL INVESTMENTS: 98.9%
                  (cost $86,522,050+) (Note 1)..........................                                 86,522,050
                 Other assets in excess of liabilities: 1.1% ...........                                    966,319
                                                                                                        -----------
                 TOTAL NET ASSETS: 100.0% (equivalent to $1.00
                  per share on 87,488,369 shares outstanding) ..........                                $87,488,369
                                                                                                        ===========

          * Seven day demand Floating Rate Note.
          + Aggregate cost for Federal income tax purposes is identical.














   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



ASSETS
Investments, at value (cost $86,522,050) (Note 1) .......................................   $86,522,050
Cash ....................................................................................        82,980
Receivable for shares sold ..............................................................     1,267,478
Dividends and interest receivable .......................................................        32,508
                                                                                            -----------
Total Assets ............................................................................    87,905,016
                                                                                            -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ........................................        34,838
Payable for shares redeemed .............................................................       283,206
Accrued expenses ........................................................................        98,603
                                                                                            -----------
Total Liabilities .......................................................................       416,647
                                                                                            -----------
NET ASSETS (equivalent to $1.00 per share on 87,488,369 shares outstanding)
  (Note 3) ..............................................................................   $87,488,369
                                                                                            ===========
NET ASSETS consist of:
Shares of beneficial interest - $.10 par value per share ................................   $ 8,748,837
Additional paid-in capital - unlimited authorized shares of beneficial interest at no par
 value ..................................................................................    78,739,532
                                                                                            -----------
TOTAL NET ASSETS ........................................................................   $87,488,369
                                                                                            ===========

LEXINGTON MONEY MARKET TRUST
STATEMENT OF OPERATIONS
Year ended December 31, 1998


INVESTMENT INCOME
Interest income .......................................................                 $5,067,649
EXPENSES
   Investment advisory fee (Note 2) ...................................    $ 455,434
   Transfer agent and shareholder servicing expenses (Note 2) .........      206,558
   Accounting expenses (Note 2) .......................................       83,150
   Printing and mailing expenses ......................................       59,720
   Registration fees ..................................................       30,958
   Professional fees ..................................................       30,415
   Directors' fees and expenses .......................................       20,984
   Computer processing fees ...........................................       18,670
   Custodian expenses .................................................       16,060
   Other expenses .....................................................       37,129
                                                                           ---------
    Total expenses ....................................................      959,078
    Less: expenses recovered under contract with
     investment adviser (Note 2) ......................................      (47,843)      911,235
                                                                           ---------    ----------
    Net investment income .............................................                  4,156,414
                                                                                        ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                 $4,156,414
                                                                                        ==========

  The Notes to Financial Statements are an integral part of these statements.
                                       4

LEXINGTON MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                   1998              1997
                                                                             ---------------   ---------------
Net investment income ....................................................    $  4,156,414      $  4,174,353
Distributions to shareholders from net investment income .................      (4,156,414)       (4,174,353)
Decrease in net assets from capital share transactions (Note 3) ..........      (7,660,816)       (2,377,208)
                                                                              ------------      ------------
Net decrease in net assets ...............................................      (7,660,816)       (2,377,208)
NET ASSETS
  Beginning of period ....................................................      95,149,185        97,526,393
                                                                              ------------      ------------
  End of period ..........................................................    $ 87,488,369      $ 95,149,185
                                                                              ============      ============

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
     INVESTMENTS Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.
     FEDERAL INCOME TAXES It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.
     DIVIDENDS Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the year ended December 31, 1998 amounted to $47,843 and is set forth in the statement of operations.


  The Notes to Financial Statements are an integral part of these statements.
                                       5

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (continued) The Trust also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $175,762 which are incurred by the Trust, but paid by LMC.

3. SHARES OF BENEFICIAL INTEREST
Transactions (at $1.00 per share) in shares were as follows:

                                                                         Year ended
                                                           December 31, 1998     December 31, 1997
                                                          -------------------   ------------------
       Shares sold ....................................         88,962,867          116,527,395
       Shares issued to shareholders on reinvestment of
        dividends .....................................          3,802,714            3,869,183
                                                                ----------          -----------
                                                                92,765,581          120,396,578
       Shares redeemed ................................       (100,426,397)        (122,773,786)
                                                              ------------         ------------
       Net decrease ...................................         (7,660,816)          (2,377,208)
                                                              ============         ============

4. CASH
In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At December 31, 1998, this compensating balance amounted to $58,900 and is included in cash in the statement of assets and liabilities.

5. TAX INFORMATION (UNAUDITED)
For the year ended December 31, 1998, the percentage of ordinary income dividends paid by the Fund derived from agency and direct obligations of the United States government were as follows:
                          U.S. Treasury...............................  0.10%
                          Federal Home Loan Bank......................  1.94
--------------------------------------------------------------------------------
LEXINGTON MONEY MARKET TRUST

FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                               Year ended December 31,
                                                       ------------------------------------------------------------------------
                                                           1998           1997           1996           1995           1994
                                                       ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period ...............     $   1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                         --------        -------        -------        -------        -------
Income from investment operations:
 Net investment income .............................       0.0455         0.0458         0.0441         0.0495         0.0330
Less distributions:
 Distributions from net investment income ..........      (0.0455)       (0.0458)       (0.0441)       (0.0495)       (0.0330)
                                                         --------       ---------      ---------      ---------      ---------
Net asset value, end of period .....................     $   1.00        $  1.00        $  1.00        $   1.00       $   1.00
                                                         ========       =========      =========      =========      =========
Total return .......................................        4.64*           4.68%          4.50%          5.06%          3.35%
Ratio to average net assets:
 Expenses, before reimbursement or waivers .........        1.05%           1.04%          1.04%          1.08%          1.02%
 Expenses, net of reimbursement or waivers .........        1.00%           1.00%          1.00%          1.00%          1.00%
 Net investment income, before reimbursement
  or waivers .......................................        4.51%           4.55%          4.37%          4.87%          3.30%
Net investment income ..............................        4.56%           4.58%          4.41%          4.95%          3.32%
Net assets, end of period (000's omitted) ..........     $ 87,488       $ 95,149       $ 97,526       $ 88,786       $111,805

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Lexington Money Market Trust:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Money Market Trust as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Money Market Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                   KPMG LLP



New York, New York
February 8, 1999

LEXINGTON
MONEY MARKET TRUST


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


            ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:

            TRANSFER AGENT
            ------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, Missouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052

--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                         ==============================
                                    LEXINGTON
                         ==============================


                               [GRAPHIC OMITTED]


                                    LEXINGTON
                                      MONEY
                                     MARKET
                                      TRUST

                         ------------------------------
                           Seeks a high level of current
                      income consistent with preservation
                        of capital and liquidity through
                         investments in interest bearing
                             short-term money market
                                  instruments.

                         ------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of NO LOAD
                              Investment Companies